UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): October 24, 2017

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2225 Lawson Lane
Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (408) 501-8550
___________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                                                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On October 25, 2017, ServiceNow, Inc. ("ServiceNow" or the "Company") issued a press release announcing financial results for the three months ended September 30, 2017.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in this report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing of ServiceNow under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
ServiceNow makes reference to non-GAAP financial information in the press release.  A reconciliation of each non-GAAP financial measure to the nearest comparable GAAP financial measure is included in the press release.  These non-GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
ServiceNow encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 24, 2017, the Board of Directors (the "Board") of ServiceNow adopted amendments to the Company's Bylaws, as amended (the "Bylaws"), to implement proxy access. As amended, the Bylaws include a new Section 1.12 permitting a stockholder, or a group of up to 20 stockholders, owning continuously for at least three years a number of the Company's shares of common stock that constitutes at least 3% of the Company's outstanding shares of common stock, to nominate and include in the Company's proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the amended Bylaws. The amended Bylaws also reflect certain conforming and clarifying changes in Section 1.11 of the Bylaws.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	3.1	Restated Bylaws.
	99.1	Press release dated October 25, 2017, announcing ServiceNow, Inc.'s financial results for the three months ended September 30, 2017.

Exhibit List

Exhibit No.	Exhibit Title

3.1	Restated Bylaws.

99.1	Press release dated October 25, 2017, announcing ServiceNow, Inc.'s financial results for the three months ended September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

By: /s/ Michael P. Scarpelli
Michael P. Scarpelli Chief Financial Officer

Date: October 25, 2017